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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


                          May 27, 1996
        ------------------------------------------------
        Date of Report (Date of earliest event reported)



                  Independent Bankshares, Inc.
     ------------------------------------------------------
     (Exact name of Registrant as specified in its charter)



           Texas                 0-10196            75-1717279
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(State or Other Jurisdiction   (Commission       (IRS Employer
     of Incorporation)         File Number)    Identification No.)

         547 Chestnut Street
           P. O. Box 3296
           Abilene, Texas                                 79604
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(Address of principal executive offices)                (Zip Code)


                         (915) 677-5550
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      (Registrant's telephone number, including area code)



                         Not Applicable
  -------------------------------------------------------------
  (Former name or former address, if changed since last report)

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ITEM 5.   Other Events

     On May 27, 1996, First State Bank, National Association, Abilene, Texas ("First State, N.A., Abilene"), a wholly owned subsidiary bank of Independent Bankshares, Inc. (the "Company") consummated the previously announced acquisition of the San Angelo, Texas branch of Coastal Banc ssb in a cash transaction. On the date of acquisition, First State, N.A., Abilene purchased in loans of $155,000 and certain other assets from, and assumed deposits of $14,895,000 and certain other liabilities of, Coastal Banc ssb.
The San Angelo branch has become a branch of First State, N.A. Abilene. The terms of the purchase and assumption transaction were determined by arms-length negotiations.

     No material relationship exists between Coastal Banc ssb and the Company or any of its affiliates, any directors or officers of the Company, or any associate of any such director or officer.

ITEM 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

     (c)  Exhibits

          Exhibit No.                   Document Description
          -----------                   --------------------

            2.1                    Asset Purchase and Account
                                   Assumption Agreement dated
                                   March 4, 1996, between the
                                   Company and Coastal Banc ssb
                                   (incorporated by reference from
                                   Exhibit 10.4 to the Company's
                                   Annual Report on Form 10-K for
                                   the year ended December 31,
                                   1995)

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                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              INDEPENDENT BANKSHARES, INC.



Date:  June 10, 1996          By:   /s/ Randal N. Crosswhite
                                   --------------------------
                                   Randal N. Crosswhite,
                                   Senior Vice President
                                   and Chief Financial Officer

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